Schedule of Investments October 31, 2020 (Unaudited)
Coho Relative Value Equity Fund

		Shares	Value
COMMON STOCKS - 95.8%
Consumer Discretionary - 12.4%
Dollar General		138,920	$28,993,993
Lowe's Companies		222,037	35,104,050
Ross Stores		373,780	31,834,842
			95,932,885
Consumer Staples - 24.5%
Altria Group		492,582	17,772,359
Coca-Cola		494,890	23,784,414
Conagra Brands		688,732	24,167,606
JM Smucker		168,647	18,922,193
Kroger		1,048,357	33,767,579
Philip Morris International		297,832	21,152,029
Sysco		471,156	26,059,638
Unilever		428,872	24,257,000
			189,882,818
Energy - 2.3%
Chevron		250,332	17,398,074

Financials - 12.3%
Aflac		496,003	16,839,302
Marsh & McLennan Companies		284,179	29,401,159
State Street		437,262	25,754,732
U.S. Bancorp		607,445	23,659,983
			95,655,176
Health Care - 26.8% #
AmerisourceBergen		313,885	30,154,932
Amgen		148,734	32,266,354
CVS Health		499,792	28,033,334
Johnson & Johnson		239,373	32,820,432
Medtronic		196,381	19,750,037
Merck & Co.		343,006	25,797,481
UnitedHealth Group		128,380	39,173,873
			207,996,443
Industrials - 8.3%
3	M	123,979	19,831,681
Stanley Black & Decker		108,127	17,970,707
W.W. Grainger		75,650	26,479,013
			64,281,401
Information Technology - 9.2%
Automatic Data Processing		148,353	23,433,840
Global Payments		140,776	22,206,006
Microchip Technology		246,013	25,851,046
			71,490,892

Total Common Stocks			742,637,689
(Cost $688,948,038)

SHORT-TERM INVESTMENT - 4.2%
U.S. Bank N.A., 0.02% ^
(Cost $32,959,009)		32,959,009	32,959,009

Total Investments - 100.0%
(Cost $721,907,047)			775,596,698
Liabilities in Excess of Other Assets - (0.0)%			(104,398)
Total Net Assets - 100.0%			$775,492,300

#
As of October 31, 2020, the Fund had a significant portion of its assets invested in the Health Care sector. Companies in this sector are subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolecense.

^
The Money Market Deposit Account ("MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and may change daily and by any amount. The rate shown is as of October 31, 2020.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of October 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stocks	$742,637,689	$–	$–	$742,637,689
Short-Term Investment	32,959,009	–	–	32,959,009
Total Investments in Securities	$775,596,698	$–	$–	$775,596,698

Refer to the Schedule of Investments for further information on the classification of investments.